UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2010
General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (859) 572-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)	Compensatory Arrangements of Certain Officers
On May 13, 2010, the stockholders of General Cable Corporation, a Delaware corporation (the “Company”), reapproved the material terms of the performance measurements and goals set forth in the Company’s 2005 Stock Incentive Plan (“Plan”) at the Company’s 2010 Annual Meeting of Stockholders. The performance measurements and goals were approved by the Company’s stockholders when the Plan was originally adopted in 2005 and have not been changed. The Plan was submitted for stockholder approval because Section 162(m) of the Internal Revenue Code requires stockholder approval once every five years to preserve the Company’s potential deduction for compensation relating to certain awards granted under the Plan to certain executive officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 13, 2010, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (“Restated Certificate”) at the 2010 Annual Meeting of Stockholders. The Certificate of Amendment of the Restated Certificate of Incorporation was effective on May 13, 2010 upon being filed with the Delaware Secretary of State. The amendments to the Restated Certificate, which provide for annual election of directors and the removal of directors with or without cause, are further described in the Company’s Proxy Statement filed with the SEC on April 1, 2010 on pages 45 through 47, which is incorporated herein by reference. The Restated Certificate is filed as Exhibit 3.1 to this report and the terms thereof are incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
On May 13, 2010, the Company held its 2010 Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the SEC on April 1, 2010. The results of the stockholder vote are as follows:
Proposal 1 — Election of a Director
The stockholders elected John E. Welsh, III to serve as a director to hold office until the 2011 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

For	Against	Abstain	Broker Non-Votes
32,625,441	2,458,574	115,276	6,042,801
Proposal 2 — Amendment of Restated Certificate of Incorporation to Provide for Annual Election of All Directors
The stockholders approved the amendment to the Restated Certificate to provide for annual election of directors.

For	Against	Abstain	Broker Non-Votes
41,062,281	52,683	127,128	—

Proposal 3 — Amendment of Restated Certificate of Incorporation to Provide that Directors May Be Removed With or Without Cause
The stockholders approved the amendment to the Restated Certificate to provide that directors may be removed with or without cause.

For	Against	Abstain	Broker Non-Votes
40,996,485	116,977	128,630	—
Proposal 4 — Ratification of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, to Audit General Cable’s 2010 Consolidated Financial Statements and Internal Controls Over Financial Reporting
The stockholders ratified the appointment of Deloitte & Touche LLP to audit the Company’s 2010 consolidated financial statements and internal controls over financial reporting.

For	Against	Abstain
39,708,237	1,410,909	122,946
Proposal 5 — Approval of Performance Goals Under General Cable’s 2005 Stock Incentive Plan for Purposes of Section 162(m) of the Internal Revenue Code
The stockholders approved the performance goals under the Company’s 2005 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.

For	Against	Abstain
40,258,924	850,886	132,282

Item 9.01	Financial Statements and Exhibits.
(d) The following have been filed as exhibits to this Form 8-K:

Exhibit Number	Description

3.1	Restated Certificate of Incorporation, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION
Date: May 13, 2010	By:	/s/ Robert J. Siverd
		Name:	Robert J. Siverd
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Restated Certificate of Incorporation, as amended